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                                                                    EXHIBIT 99.1


                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350


In connection with the Quarterly Report of Anthony & Sylvan Pools Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Stuart
D. Neidus, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)  The Report fully complies with the requirements of
                       section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Stuart D. Neidus
------------------------
Stuart D. Neidus
Chief Executive Officer

Dated:  August 13, 2002
























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